United States

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2014

NORTH VALLEY BANCORP

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-10652	94-2751350
(Commission File Number)	(IRS Employer Identification No.)

300 Park Marina Circle, Redding, CA 96001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (530) 226-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 31, 2014, the Registrant (North Valley Bancorp) issued a press release announcing financial results for the quarter and six months ended June 30, 2014. A copy of the Press Release is attached hereto as Exhibit 99.7 and is hereby incorporated by reference.

Item 8.01. Other Events

The information set forth under the caption "Additional Information About the Proposed Merger and Where to Find It" in the press release furnished as Exhibit 99.7 is incorporated by reference in this Item 8.01.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.7	Press Release dated July 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH VALLEY BANCORP

	By:	/s/ Kevin R. Watson
Dated: July 31, 2014		Kevin R. Watson
Executive Vice President
Chief Financial Officer
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